Exhibit 99.1
May 9, 2011
BroadSoft Reports Record First Quarter 2011 Financial Results
GAITHERSBURG, MD, May 9, 2011 – BroadSoft, Inc. (Nasdaq:BSFT), the leading global provider of software that enables fixed-line, mobile and cable service providers to deliver real time voice and multimedia communications services over their IP-based networks, today announced financial results for the quarter ended March 31, 2011.
Financial Highlights for the First Quarter of 2011
   •   Total revenue increased 67% year-over-year to $29.7 million
   •   License revenue increased 73% year-over-year to $15.2 million
•	GAAP gross profit increased to 80% of total revenue; non-GAAP gross profit increased to 81% of total revenue
•	GAAP income from operations increased to $4.1 million; non-GAAP income from operations increased to $5.5 million
•	GAAP diluted EPS increased to $0.13 per common share; non-GAAP diluted EPS increased to $0.18 per common share
Results for the three months ended March 31, 2011
Total revenue rose to $29.7 million in the first quarter of 2011, an increase of 67% compared to $17.8 million in the first quarter of 2010.
Net income for the first quarter of 2011 was $3.7 million, or $0.13 per diluted common share, compared to a net loss of $(2.6) million, or $(0.41) per basic and diluted common share, in the first quarter of 2010. GAAP results for the first quarter of 2011 included $1.1 million of non-cash stock-based compensation expense and $0.2 million of amortization expense for acquired intangible assets.
On a non-GAAP basis, net income in the first quarter of 2011 was $5.0 million, or $0.18 per diluted common share, compared to a non-GAAP net loss of $(2.1) million, or $(0.11) per basic and diluted common share, in the first quarter of 2010. Non-GAAP net income for these periods excluded the impact of non-cash stock-based compensation expense and amortization expense for acquired intangible assets, and for the three months ended March 31, 2010, the loss per basic and diluted share included an adjustment for the preferred stock conversion.
Management Commentary
“BroadSoft is off to a great start in 2011, delivering record first quarter financial results driven by continued strong demand for our hosted unified communications and SIP trunking applications from both new and existing customers,” said Michael Tessler, president and chief executive officer, BroadSoft. “We are confident that our leadership position in the market for voice application servers, combined with accelerating demand from our service provider customers, will lead to solid growth in our business in 2011.”
“We posted a strong first quarter, marked by a 73% increase in license revenue compared to the year ago period led by robust demand from our North American service provider customers,” said Jim Tholen, chief financial officer, BroadSoft. “Moreover, our margins and profitability improved significantly relative to last year’s first quarter. In addition, we generated $3.1 million in cash flow from operations during the first quarter and ended the quarter with cash, cash equivalents and marketable securities totaling $69.8 million.”
Guidance
For the second quarter of 2011, BroadSoft anticipates revenue of $28.0 to $29.0 million, which represents growth of 41% to 46% over second quarter 2010 revenue of $19.8 million. The Company expects to achieve second quarter earnings on a non-GAAP basis of $0.09 to $0.11 per diluted common share and on a GAAP basis, $0.03 to $0.05 per diluted common share.
For the full year 2011, BroadSoft is increasing its guidance and now expects revenue of $121.0 to $125.0 million, reflecting growth of 27% to 31% over 2010 revenue of $95.6 million. The Company anticipates full year 2011 earnings on a non-GAAP basis of $0.67 to $0.77 per diluted common share and on a GAAP basis, $0.45 to $0.55 per diluted common share.
The above second quarter and full year guidance does not reflect the impact of a potential release of a tax valuation allowance relating to net deferred tax assets. The Company currently expects this release could occur as early as the second quarter of 2011 and that the release of the valuation allowance would be recorded as an income tax benefit, which would significantly increase the Company’s reported net income for the period in which the release occurs.
Conference Call
BroadSoft will discuss its first quarter results and business outlook today via teleconference at 8:00 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or +1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, an audio replay will be available between 11:00 a.m. Eastern Time May 9, 2011 and 11:59 p.m. Eastern Time May 26, 2011 by calling 1-800-642-1687 or +1-706-645-9291, with Conference ID 14326033. A recording of the call will be available two hours following the conclusion of the call at http://investors.broadsoft.com until June 9, 2011.
Use of Non-GAAP Financial Measures
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP net income (loss) and net income (loss) per share. We define non-GAAP net income (loss) as net income (loss) plus stock-based compensation expense and amortization expense for acquired intangible assets. We define non-GAAP income (loss) per share as non-GAAP net income (loss) divided by the weighted average shares outstanding. Also, in calculating non-GAAP net income (loss) per share for the three months ended March 31, 2010, we adjusted the GAAP weighted average shares outstanding to include shares of redeemable convertible preferred stock on an “as-if-converted to common stock” basis. We consider these non-GAAP financial measures to be useful metrics for management and our investors because they exclude the effect of certain non-cash expenses so that management and our investors can compare BroadSoft’s core business operating results over multiple periods.
Non-GAAP gross margin, license gross margin and maintenance and services gross margin. We define non-GAAP gross margin as gross margin plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP gross margin to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so that management and its investors can compare BroadSoft’s sales margins over multiple periods. Where we provide further breakdown of non-GAAP gross margin between license and maintenance and services, we add back the stock-based compensation expense and amortization expense, as applicable, to the related gross margin.
Non-GAAP income (loss) from operations. We define non-GAAP income (loss) from operations as income (loss) from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP income (loss) from operations to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so that management and our investors can compare BroadSoft’s core business operating results over multiple periods. Where we provide further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, we deduct stock-based compensation expense included in the applicable expense item.

The presentation of non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP gross margin, non-GAAP income (loss) from operations and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income (loss),” “net income (loss) per share,” “gross margin,” “income (loss) from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. Our definition of “non-GAAP net income (loss),” “non-GAAP net income (loss) per share,” “non-GAAP gross margin,” “non-GAAP income (loss) from operations” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income (loss),” “non-GAAP net income (loss) per share,” “non-GAAP gross margin,” “non-GAAP income (loss) from operations” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “confident,” “enable,” “expect,” “will,” “believe,” “potential” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company’s dependence on the success of BroadWorks® and on its service provider customers to sell services using its applications; claims that the Company infringes the intellectual property rights of others; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; the Company’s financial results in the second quarter of 2011 and its outlook for the remainder of the year; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” section of the Company’s Form 10-Q for the quarter ended March 31, 2011 filed with the Securities and Exchange Commission, or SEC, on May 9, 2011, and in the Company’s other filings with the SEC. All information in this release is as of May 9, 2011. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft provides software that enables fixed-line, mobile and cable service providers to deliver voice and multimedia services over their IP-based networks. The Company’s software, BroadWorks, enables service providers to provide enterprises and consumers with a range of cloud-based, or hosted, IP multimedia communications, such as hosted IP private branch exchanges, video calling, unified communications, collaboration and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, including all financial statements contained therein and the footnotes thereto, when it is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.
Contact Information
For further information contact:
Investor Relations:
Monica Gould
+1-212-871-3927
monica@blueshirtgroup.com
Industry Analyst / Media Relations:
Elaine Myada
+1-240-720-9558
emyada@broadsoft.com
Brian Lustig
+1-301-775-6203
brian@lustigcommunications.com

BroadSoft, Inc.
Condensed Consolidated Balance Sheets
(unaudited)

	March	December
	31, 2011	31, 2010
	(In thousands, except share and per share data)
Assets:
Current assets:
Cash and cash equivalents	$47,421	$47,254
Short-term investments	20,608	13,703
Accounts receivable, net of allowance for doubtful accounts of $24 and $38 at March 31, 2011 and December 31, 2010, respectively	37,093	40,491
Other current assets	4,979	4,866

Total current assets	110,101	106,314

Long-term assets:
Property and equipment, net	3,657	3,590
Long-term investments	1,762	4,970
Restricted cash	972	972
Intangible assets, net	3,470	3,709
Goodwill	6,226	6,226
Other long-term assets	1,224	1,575

Total long-term assets	17,311	21,042

Total assets	$127,412	$127,356

Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$8,117	$12,439
Notes payable and bank loans, current portion	1,182	1,170
Deferred revenue, current portion	56,133	57,437

Total current liabilities	65,432	71,046
Notes payable and bank loans	402	800
Deferred revenue, net of current portion	1,647	1,827
Other long-term liabilities	1,134	1,138

Total liabilities	68,615	74,811

Stockholders’ equity:

Common stock, par value $0.01 per share; 100,000,000 shares authorized at March 31, 2011 and December 31, 2010, respectively; 26,158,944 and 25,452,227 shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	262	255
Additional paid-in capital	145,156	142,508
Accumulated other comprehensive loss	(1,834)	(1,736)
Accumulated deficit	(84,787)	(88,482)

Total stockholders’ equity	58,797	52,545

Total liabilities and stockholders’ equity	$127,412	$127,356

BroadSoft, Inc.
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended
	March 31,
	2011	2010
	(In thousands, except per
	share amounts)
Revenue:
Licenses	$15,191	$8,784
Maintenance and services	14,463	9,021

Total revenue	29,654	17,805

Cost of revenue:
Licenses	1,276	1,217
Maintenance and services	4,315	3,385
Amortization of intangibles	239	192

Total cost of revenue	5,830	4,794

Gross profit	23,824	13,011

Operating expenses:
Sales and marketing	8,484	7,101
Research and development	6,816	4,491
General and administrative	4,386	3,273

Total operating expenses	19,686	14,865

Income (loss) from operations	4,138	(1,854)

Other (income) expense:	(23)	489

Income (loss) before income taxes	4,161	(2,343)
Provision for income taxes	466	281

Net income (loss)	$3,695	$(2,624)

Net income (loss) per common share available to BroadSoft, Inc. common stockholders:
Basic	$0.14	$(0.41)
Diluted	$0.13	$(0.41)

Weighted average common shares outstanding:
Basic	25,704	6,393
Diluted	28,277	6,393

Stock-based compensation expense included above:
Cost of revenue	$66	$35
Sales and marketing	334	111
Research and development	247	66
General and administrative	455	109

BroadSoft, Inc.
Summary of Condensed Consolidated Cash Flow Activity
(unaudited)

	Three Months Ended
	March 31,
	2011	2010
	(In thousands)
Net cash provided by operating activities	$3,106	$2,464
Net cash used in investing activities	(4,157)	(1,007)
Net cash provided by (used in) financing activities	1,167	(206)

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended
		March 31,
	2011		2010
	(In thousands)
Non-GAAP gross profit:
GAAP gross profit	$23,824		$13,011
(percent of total revenue)	80%		73%
Plus:
Stock-based compensation expense	66		35
Amortization of acquired intangible assets	239		192

Non-GAAP gross profit	$24,129		$13,238

(percent of total revenue)	81%		74%

GAAP license gross profit	$13,676		$7,375
(percent of related revenue)	90%		84%
Plus:
Stock-based compensation expense	30		17
Amortization of acquired intangible assets	239		192

Non-GAAP license gross profit	$13,945		$7,584

(percent of related revenue)	92%		86%

GAAP maintenance and services gross profit	$10,148		$5,636
(percent of related revenue)	70%		62%
Plus:
Stock-based compensation expense	36		18

Non-GAAP maintenance and services gross profit	$10,184		$5,654

(percent of related revenue)	70%		63%

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended
	March 31,
	2011	2010
	(In thousands)
Non-GAAP income (loss) from operations:
GAAP income (loss) from operations	$4,138	$(1,854)
(percent of total revenue)	14%	(10)%
Plus:
Stock-based compensation expense	1,102	321
Amortization of acquired intangible assets	239	192

Non-GAAP income (loss) from operations	$5,479	$(1,341)

(percent of total revenue)	18%	(8)%

GAAP operating expense	$19,686	$14,865

Less:
Stock-based compensation expense	1,036	286

Non-GAAP operating expense	$18,650	$14,579

(as percent of total revenue)	63%	82%

GAAP sales and marketing expense	$8,484	$7,101

Less:
Stock-based compensation expense	334	111

Non-GAAP sales and marketing expense	$8,150	$6,990

(as percent of total revenue)	27%	39%

GAAP research and development expense	$6,816	$4,491

Less:
Stock-based compensation expense	247	66

Non-GAAP research and development expense	$6,569	$4,425

(as percent of total revenue)	22%	25%

GAAP general and administrative expense	$4,386	$3,273

Less:
Stock-based compensation expense	455	109

Non-GAAP general and administrative expense	$3,931	$3,164

(as percent of total revenue)	13%	18%

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended
	March 31,
	2011	2010
	(In thousands, except per share data)
Non-GAAP net income (loss) and income (loss) per share:
GAAP net income (loss)	$3,695	$(2,624)

Plus:
Stock-based compensation expense	1,102	321
Amortization of acquired intangible assets	239	192

Non-GAAP net income (loss)	$5,036	$(2,111)

GAAP net income (loss) per basic common share	$0.14	$(0.41)

Plus:
Adjustment for preferred stock conversion (1)	—	0.27
Stock-based compensation expense	0.04	0.02
Amortization of acquired intangible assets	0.01	0.01

Non-GAAP net income (loss) per basic common share	$0.19	$(0.11)

GAAP net income per diluted common share (2)	$0.13

Plus:
Stock-based compensation expense	0.04
Amortization of acquired intangible assets	0.01

Non-GAAP net income per diluted common share	$0.18

Non-GAAP weighted average shares outstanding: (3)
GAAP weighted average shares outstanding		6,393

Add:
Adjustment for convertible preferred stock conversion		12,962

Non-GAAP weighted average shares outstanding		19,355

(1)	For purposes of the calculation of non-GAAP net income (loss) per basic and diluted common share for the three months ended March 31, 2010, GAAP weighted average shares outstanding was adjusted as if the conversion of all shares of redeemable convertible preferred stock into common stock occurred at the beginning of the period.

(2)	Net income (loss) per diluted common share for the three months ended March 31, 2010 is not presented because the effect of the share equivalents is anti-dilutive given the Company’s losses for this period. As a result, non-GAAP net (loss) per diluted common share is equal to non-GAAP net (loss) per basic common share.

(3)	For the calculation of GAAP weighted average shares outstanding, the shares of common stock underlying shares of redeemable convertible preferred stock were not included for the period prior to the Company’s initial public offering of its

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)
common stock, whereas for the non-GAAP weighted average shares outstanding, the conversion of all shares of redeemable convertible preferred stock was assumed to have occurred at the beginning of the three months ended March 31, 2010.

BroadSoft, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ending		Year Ending
	June 30, 2011		December 31, 2011
	Low End	High End	Low End	High End
	(In thousands, except per share data)
Non-GAAP net income:
GAAP net income	$715	$1,515	$12,700	$15,600
Plus:
Stock-based compensation expense	1,525	1,525	5,462	5,462
Amortization of acquired intangible assets	245	245	938	938

Non-GAAP net income	$2,485	$3,285	$19,100	$22,000

Non-GAAP net income per share:
GAAP net income per diluted common share	$0.03	$0.05	$0.45	$0.55
Plus:
Stock-based compensation expense	0.05	0.05	0.19	0.19
Amortization of acquired intangible assets	0.01	0.01	0.03	0.03

Non-GAAP net income per diluted common share	$0.09	$0.11	$0.67	$0.77